UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS EQUITY TRUST

CLEARBRIDGE SELECT FUND

FORM N-Q

JULY 31, 2013

CLEARBRIDGE SELECT FUND

Schedule of Investments (unaudited)	July 31, 2013

SECURITY	SHARES	VALUE
COMMON STOCKS - 95.7%
CONSUMER DISCRETIONARY - 14.7%
Hotels, Restaurants & Leisure - 4.2%
Bally Technologies Inc.	2,250	$161,280	*
Penn National Gaming Inc.	2,630	131,474	*

Total Hotels, Restaurants & Leisure		292,754

Internet & Catalog Retail - 1.1%
Priceline.com Inc.	40	35,027	*
TripAdvisor Inc.	550	41,261	*

Total Internet & Catalog Retail		76,288

Media - 3.0%
Lions Gate Entertainment Corp.	6,490	211,120	*

Specialty Retail - 6.4%
Advance Auto Parts Inc.	1,310	108,062
Jos. A. Bank Clothiers Inc.	1,780	72,730	*
Ross Stores Inc.	2,270	153,157
Urban Outfitters Inc.	2,600	110,656	*

Total Specialty Retail		444,605

TOTAL CONSUMER DISCRETIONARY		1,024,767

CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 1.4%
Susser Holdings Corp.	1,840	95,165	*

ENERGY - 3.8%
Energy Equipment & Services - 3.3%
Oceaneering International Inc.	2,890	234,350

Oil, Gas & Consumable Fuels - 0.5%
Comstock Resources Inc.	1,980	33,205

TOTAL ENERGY		267,555

FINANCIALS - 5.6%
Capital Markets - 2.0%
Financial Engines Inc.	2,840	135,582

Commercial Banks - 1.7%
CIT Group Inc.	2,390	119,763	*

Diversified Financial Services - 0.6%
Primus Guaranty Ltd.	4,240	42,824	*

Real Estate Management & Development - 1.3%
CBRE Group Inc., Class A Shares	4,030	93,375	*

TOTAL FINANCIALS		391,544

HEALTH CARE - 10.9%
Biotechnology - 5.0%
Acorda Therapeutics Inc.	2,380	90,369	*
Alexion Pharmaceuticals Inc.	2,220	258,030	*

Total Biotechnology		348,399

Health Care Equipment & Supplies - 1.8%
Insulet Corp.	3,940	125,647	*

Health Care Technology - 2.7%
athenahealth Inc.	1,720	192,554	*

Pharmaceuticals - 1.4%
Auxilium Pharmaceuticals Inc.	5,240	96,206	*

TOTAL HEALTH CARE		762,806

See Notes to Schedule of Investments.

CLEARBRIDGE SELECT FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2013

SECURITY	SHARES	VALUE
INDUSTRIALS - 5.8%
Commercial Services & Supplies - 2.3%
Copart Inc.	4,940	$160,599	*

Machinery - 1.8%
Chart Industries Inc.	1,140	129,618	*

Trading Companies & Distributors - 1.7%
H&E Equipment Services Inc.	5,180	118,311

TOTAL INDUSTRIALS		408,528

INFORMATION TECHNOLOGY - 48.0%
Computers & Peripherals - 2.5%
Apple Inc.	390	176,475

Internet Software & Services - 18.2%
Baidu Inc., ADR	930	123,048	*
comScore Inc.	1,470	42,571	*
Cornerstone OnDemand Inc.	4,830	212,713	*
LivePerson Inc.	17,850	164,934	*
Marketo Inc.	3,500	110,005	*
MercadoLibre Inc.	1,610	189,062
Monster Worldwide Inc.	5,850	33,462	*
Responsys Inc.	10,760	155,913	*
Trulia Inc.	3,990	148,668	*
XO Group Inc.	7,590	90,776	*

Total Internet Software & Services		1,271,152

IT Services - 2.8%
ServiceSource International Inc.	11,680	124,625	*
Visa Inc., Class A Shares	400	70,804

Total IT Services		195,429

Semiconductors & Semiconductor Equipment - 1.8%
LSI Corp.	15,860	123,391	*

Software - 22.7%
Adobe Systems Inc.	1,400	66,192	*
BroadSoft Inc.	5,350	159,644	*
Citrix Systems Inc.	3,200	230,464	*
Fortinet Inc.	8,390	178,287	*
MicroStrategy Inc., Class A Shares	750	71,257	*
Monotype Imaging Holdings Inc.	9,001	220,795
Qualys Inc.	6,270	100,320	*
Solarwinds Inc.	4,640	164,674	*
Sourcefire Inc.	4,140	312,280	*
Tableau Software Inc., Class A Shares	910	50,414	*
Verint Systems Inc.	820	29,340	*

Total Software		1,583,667

TOTAL INFORMATION TECHNOLOGY		3,350,114

MATERIALS - 2.2%
Chemicals - 2.2%
Rockwood Holdings Inc.	2,330	157,811

TELECOMMUNICATION SERVICES - 3.3%
Wireless Telecommunication Services - 3.3%
SBA Communications Corp., Class A Shares	3,080	228,197	*

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $5,196,261)		$6,686,487

See Notes to Schedule of Investments.

CLEARBRIDGE SELECT FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreements - 1.5%
Interest in $251,705,000 joint tri-party repurchase agreement dated 7/31/13 with Deutsche Bank Securities Inc.; Proceeds at maturity - $102,000; (Fully collateralized by various U.S. government obligations, 1.375% to 2.125% due 11/30/14 to 11/30/15; Market value - $104,040) (Cost - $102,000)	0.080%	8/1/13	$102,000	$102,000

TOTAL INVESTMENTS - 97.2% (Cost - $5,298,261#)				6,788,487
Other Assets in Excess of Liabilities - 2.8%				196,751

TOTAL NET ASSETS - 100.0%				$6,985,238

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Buffalo Wild Wings Inc., Put	8/17/13	$85.00	7	$35
Tableau Software Inc., Put	8/17/13	50.00	6	660
Tripadvisor Inc., Put	8/17/13	55.00	9	45
Trulia Inc., Put	8/17/13	35.00	7	1,505

TOTAL WRITTEN OPTIONS (Premiums received - $4,154)				$2,245

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Select Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks†	$6,686,487	—	—	$6,686,487
Short-term investments†	—	$102,000	—	102,000

Total investments	$6,686,487	$102,000	—	$6,788,487

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$2,245	—	—	$2,245

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2013, the Fund held written options with credit related contingent features which had a liability position of $2,245. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(g) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At July 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,661,441
Gross unrealized depreciation	(171,215)

Net unrealized appreciation	$1,490,226

During the period ended July 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of November 30, 2012	—	—
Options written	207	$20,402
Options closed	—	—
Options exercised	(10)	(855)
Options expired	(168)	(15,393)

Written options, outstanding as of July 31, 2013	29	$4,154

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2013.

Primary Underlying Risk	Written Options, at value
Equity Risk	$2,245

During the period ended July 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$753
Written options	1,348

†	At July 31, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 23, 2013

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 23, 2013